IN BRIEF

Net Asset Value per share*	US$15.78
Market Price*	US$13.75
Premium/Discount*	-12.86%
Fund size*	US$158.95

At December 31, 2002

	China Fund	MSCI Golden
	NAV	Dragon
One month return*	0.9%	-6.3%
One year return*	6.0%	-19.7%

*Source: State Street Corporation/Martin Currie Inc

MANAGER’S COMMENTARY

Unsettled by external factors such as the rising price of oil and signs of disappointing consumer sales in the US, China’s stockmarkets were weak in December. In contrast, domestic news was generally positive. As the world’s manufacturing migrates to China, exports show no signs of slowing (November exports were up 30% year-over-year). Even with an accelerating trend in imports, helped by the gradual effects of WTO entry (November’s imports were up 38% year-over-year), China is recording healthy monthly trade surpluses (US$2.5 billion in November). Foreign direct investment also appears undeterred by the slow global economy (realised FDI for January to November was US$48 billion, up by 14.6% year-on-year). To cap it all, the authorities announced on December 30 that China’s GDP growth for 2003 had reached 8.0%. That was even before the year had ended, illustrating the efficiency of Chinese statisticians ...

As of writing, China’s stockmarkets are starting to enjoy a New Year rally. If the number of institutional investors visiting Shanghai is anything to go by, the portents are good for some re-allocation of US and European assets towards China in 2003. Renewed signs of weakness in the US dollar are reflected in a pick up in the price of NT dollars and renminbi NDFs. The recent government re-shuffle in which the reformist chairman of the CSRC, Zhou Xiaochuan, has become governor of the central bank, increases the possibility that the renminbi will be allowed to appreciate. Your manager will continue to favour those companies with RMB assets or income and US dollar or HK dollar debts.

INVESTMENT STRATEGY

Your Fund is 96.7% invested with holdings in 59 listed companies (91.3% of the fund) and in 4 unlisted companies (5.4% of the Fund).

During the month, your managers added to positions in “H” shares Anhui Expressway, Anhui Conch Cement and Petrochina. There are signs of some recovery in confidence in Hong Kong-listed “P” shares (private-sector Chinese companies). So, in addition to adding to our positions in Golden Meditech (autologous blood recovery systems), Wanyou (fire safety equipment) and Tack Fat (clothing), we made new investments in Asia Zirconium (zirconium chemicals), Proview (monitors) and Tingyi (beverages and noodles). Among the Taiwan-listed China plays, we invested in China Metal, which is emerging as Asia’s largest castings maker, and Taiwan Hon Chaun, a leading manufacturer of packaging (such as PET bottles and tops) which is growing rapidly in China. In addition, we added to our positions in the industrial PC maker Advantech and the world’s number one maker of PC keyboards Chicony.

As for our sales, we took some profit on our investment in Chinese internet stocks, selling out of Sina. We also took our losses on three small companies — Geomaxima, Technology Ventures and Choice — whose businesses have lost direction. In the immortal words of W. C. Fields: “If at first you don’t succeed, try, try again. Then give up. No use being a damn fool about it.”

* Due to the Chinese New Year, we will not be publishing a separate February update. The Chinese character “yang” can be read as either sheep or goat. As managers who try to avoid herd instinct and see things a little differently, we find “Year of the Sheep” rather inauspicious. So we take this opportunity to wish our investors a happy and prosperous Year of the Goat.

Chris Ruffle

Source: Martin Currie Inc

We expect to see stronger deal flow in the market in 2003, helped by the gradual liberalisation of capital markets. We have signed a term sheet with the electronic components manufacturer that we mentioned in the last Insight. Final due diligence checks on legal and accounting are in progress and we expect to close the deal in the first quarter.

KOH Kuek Chiang
Asian Direct Capital Management

FUND DETAILS*

Market cap	$142.23m
Shares outstanding	10,073,173 shares
Exchange listed	NYSE
Listing date	July 10, 1992
Investment manager	Martin Currie Inc
Direct investment manager	Asian Direct Capital Management

ASSET ALLOCATION*

SECTOR ALLOCATION*

	% of	MSCI Golden
	net assets	Dragon %
Information technology	23.3	19.4
Financials	12.5	30.6
Consumer staples	10.5	0.6
Materials	11.9	6.4
Consumer discretionary	11.0	5.9
Industrials	12.5	14.6
Utilities	5.6	10.6
Energy	3.8	3.5
Health care	2.8	0.1
Telecommunications	2.8	8.2
Cash	3.3	—
Total	100.0	100.0

PERFORMANCE* (IN US$ TERMS)

	NAV	Market price
	%	%
One month	0.9	-0.1
Calendar year to date	6.0	12.2
3 years**	4.4	9.9

DIRECT INVESTMENTS* (7.3%)

A-S China Plumbing Products	Consumer discretionary	2.0%
Captive Finance	Financials	1.9%
Kowloon Development (34 HK)	Real estate	1.9%
Moulin International (2004 CB)	Manufacturing	1.3%
New World Sun City	Real estate	0.2%

15 LARGEST LISTED INVESTMENTS* (48.5%)

TCL International	Information technology	7.2
Sohu Com	Information technology	5.3
Fountain Set Holdings	Materials	5.0
Brilliance China	Consumer discretionary	4.4
Fubon Financial Holdings	Financials	4.0
Chinadotcom Corporation	Information technology	2.6
Sinopac Holdings	Financials	2.6
Yanzhou Coal Mining	Energy	2.6
Synnex Technologies	Consumer discretionary	2.6
Ho Tung Chemical	Materials	2.4
Polaris Securities	Financials	2.0
Chungwha Telecom	Telecommunications	2.0
TPV Technology	Information technology	2.0
Zhejiang Expressway	Utilities	2.0
Ability Enterprise	Information technology	1.8

FUND PERFORMANCE

	One	Three	Year	One	Three**	Five**	Since#**
	month	months	to date	year	years	years	launch
The China Fund, Inc.	0.9	10.4	6.0	6.0	4.4	2.6	3.2
MSCI Golden Dragon	-6.3	3.3	-19.7	-19.7	-20.5	-6.7	—
Hang Seng Chinese Enterprise Index	4.3	5.3	13.2	13.2	0.2	-8.8	—

*Source: State Street Corporation/Martin Currie Inc. #The fund was launched on July 10, 1992. ** Annualised return

THE PORTFOLIO — IN FULL	AT DECEMBER 31 2002,

Sector	Company (BBG ticker)	Price	Holding	Value $	% of portfolio
Hong Kong 42.2%
TCL International Holdings Ltd	1070 HK	HK$2.38	37,318,000	11,484,596	7.2%
Fountain Set (Holdings) Ltd	420 HK	HK$4.30	14,750,000	8,038,353	5.0%
Brilliance China Automotive Holdings, Ltd	1114 HK	HK$1.42	38,758,000	7,057,255	4.4%
Yanzhou Coal Mining Co.	1171 HK	HK$3.10	10,286,000	4,088,786	2.6%
TPV Technology, Ltd	903 HK	HK$2.48	9,968,000	3,163,511	2.0%
Zhejiang Expressway Co., Ltd	576 HK	HK$3.00	8,044,000	3,094,421	2.0%
Anhui Expressway	955 HK	HK$1.69	13,278,000	2,877,435	1.8%
Wah Sang Gas	8035 HK	HK$0.75	27,778,000	2,671,458	1.7%
Anhui Conch Cement	914 HK	HK$2.63	7,576,000	2,550,089	1.6%
BYD Co	1211 HK	HK$15.7	1,225,000	2,474,018	1.6%
China Rare Earth	0769 HK	HK$0.86	20,284,000	2,366,907	1.5%
Tack Fat Group International Ltd	928 HK	HK$0.54	32,296,000	2,236,293	1.4%
LifeTec Group, Ltd	1180 HK	HK$0.15	112,328,000	2,218,170	1.4%
Petrochina Co., Ltd	857 HK	HK$1.55	10,000,000	1,987,549	1.2%
Chen Hsong Holding, Ltd	57 HK	HK$1.83	6,630,000	1,560,040	1.0%
Mainland Headwear Holdings	1100 HK	HK$2.35	5,000,000	1,506,690	0.9%
Wanyou Fire Safety	8201 HK	HK$0.28	35,565,000	1,299,732	0.8%
Asia Satellite Telecommunications Holdings	1135 HK	HK$9.15	999,000	1,172,122	0.7%
Sino Golf Holdings Ltd	361 HK	HK$0.90	8,964,000	1,034,500	0.7%
Natural Beauty Bio-Technology Ltd	157 HK	HK$0.43	18,320,000	998,391	0.6%
Golden Meditech Co Ltd	8180 HK	HK$1.30	5,500,000	916,837	0.6%
Arcontech, Corp	8097 HK	HK$0.21	18,386,000	488,027	0.3%
Leefung-Asco Printers Holdings Ltd	623 HK	HK$0.89	3,602,000	411,074	0.3%
Jackin International	630 HK	HK$0.17	16,192,000	352,968	0.2%
Essex Bio-Technology Ltd	8151 HK	HK$0.10	25,418,166	329,194	0.2%
Geomaxima Holdings, Ltd	702 HK	HK$0.14	14,390,000	271,247	0.2%
Technology Venture Holdings Ltd	61 HK	HK$0.19	2,948,000	72,958	0.1%
Tingyi (Cayman Islands) Holding Co.	322 HK	HK$2.03	622,000	161,511	0.1%
Asia Zirconium	395 HK	HK$0.98	916,000	115,109	0.1%
Taiwan 33.9%
Fubon Financial Holdings	2881 TT	NT$27.6	7,953,952	6,335,615	4.0%
Sinopac Holdings Co	2890 TT	NT$14.6	9,746,754	4,092,793	2.6%
Synnex Technologies International, Corp	2347 TT	NT$52.5	2,682,400	4,064,242	2.6%
Ho Tung Chemical, Corp	1714 TT	NT$15.1	8,660,904	3,774,304	2.4%
Polaris Securities Co., Ltd	6011 TT	NT$12.1	9,240,164	3,226,724	2.0%
Chunghwa Telecom Co., Ltd	2412 TT	NT$51.5	2,146,000	3,189,582	2.0%
Ability Enterprise Corp	2374 TT	NT$27.5	3,642,000	2,890,476	1.8%
Cheng Shin Rubber	2105 TT	NT$41.5	2,330,000	2,790,621	1.8%
Advantech Co., Ltd	2395 TT	NT$62.5	1,529,920	2,759,596	1.7%
Chicony Electronics Co., Ltd	2385 TT	NT$40.8	1,996,000	2,350,268	1.5%
Tong Yang Industry	1319 TT	NT$30.6	2,620,300	2,314,031	1.4%
China Metal Products	1532 TT	NT$30.3	2,383,000	2,083,836	1.3%
Merry Electronics	2439 TT	NT$36.0	1,951,400	2,027,429	1.3%
Tainan Enterprises	1473 TT	NT$40.2	1,546,000	1,793,628	1.1%
Lite On Technology Corp	2346 TT	NT$39.1	1,500,000	1,692,641	1.1%
Eva Airways	2618 TT	NT$14.7	3,375,150	1,427,011	0.9%
Phoenixtec Power Co., Ltd	2411 TT	NT$26.3	1,831,000	1,389,763	0.9%
Kaulin Manufacturing	1531 TT	NT$38.2	1,226,000	1,351,608	0.8%
Taiwan Hon Chuan Enterprise	9939 TT	NT$44.9	1,000,000	1,295,815	0.8%
Lian Hwa Foods	1231 TT	NT$13.3	3,259,000	1,246,227	0.8%
Taiwan Familymart	5903 TT	NT$34.8	1,019,000	1,023,411	0.6%
Choice Lithograph, Inc	9929 TT	NT$8.90	2,867,110	736,429	0.5%
B shares 3.2%
Shanghai Friendship Group Co., Inc	900923 CH	US$0.70	4,003,437	2,806,409	1.8%
Luthai Textile Co., Ltd	200726 CH	HK$4.82	2,599,829	1,606,860	1.0%
Shanghai Matsuoka, Co	900955 CH	US$1.03	663,850	700,362	0.4%
New York 7.9%
Sohu.com Inc	Sohu US	US$6.16	1,320,386	8,450,470	5.3%
Chinadotcom, Corp	China US	US$2.70	1,473,654	4,170,441	2.6%
Singapore 2.2%
People’s Food Holding	PFH SP	S$0.74	4,400,000	1,877,036	1.2%
Want Want Holdings, Ltd	WANT SP	US$0.60	2,794,000	1,662,430	1.0%
Direct 7.2%
A-S China Plumbing Products, Ltd			450	3,199,999	2.0%
Captive Finance Ltd			2,000,000	3,045,000	1.9%
Kowloon Development	34 HK		6,520,000	2,947,086	1.8%
Moulin International Holdings, Ltd (2004 CB)			2,000,000	2,003,922	1.3%
New World Sun City, Ltd			83	299,908	0.2%
Cash 3.3%

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.

CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This newsletter is issued by Martin Currie Inc, Saltire Court, 20 Castle Terrace, Edinburgh, Scotland. Martin Currie Inc is regulated by the FSA and registered with the Securities Exchange Commission as an investment adviser. Information herein is believed to be reliable but has not been verified by Martin Currie Inc. Martin Currie Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. This newsletter does not constitute an offer of shares. Martin Currie Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies, or financial instruments referred to herein. Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the Financial Services Authority for the protection of investors nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom. Please remember that past performance is not necessarily a guide to the future. Market and currency movements may cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.